UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 24, 2006

CanWest Petroleum Corporation
(Exact name of registrant as specified in its charter)

Colorado	0-27659	98-0461154
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

206 - 475 Howe Street, Vancouver, British Columbia, Canada	V6C 2B3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (604) 685-8355

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  —  Regulation FD Disclosure

         On March 24, 2006, the Registrant issued the press release attached hereto as Exhibit 99.1.

Item 8.01  —  Other Events

        On March 24, 2006, the Registrant issued the press release attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated March 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CanWest Petroleum Corporation
(Registrant)
Date: March 24, 2006	By:	/s/ Thornton Donaldson
Name: Thornton Donaldson
Title: President